SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2004

CNL RETIREMENT PROPERTIES, INC.
 (Exact Name of Registrant as Specified in Charter)

Maryland (State or other jurisdiction of incorporation)	000-32607 (Commission File Number)	59-3491443 (IRS Employer Identification No.)

450 South Orange Avenue Orlando, Florida (Address of principal executive offices)	32801 (Zip Code)

Registrant's telephone number, including area code: (407) 650-1000

Item 5.   Other Events and Regulation FD Disclosure.

        Effective March 26, 2004, the Board of Directors of CNL Retirement Properties, Inc. (the “Company”) has amended the redemption price per Share under the Company’s redemption plan to $9.50.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNL RETIREMENT PROPERTIES, INC.

Dated: June 21, 2004	By: /s/ Thomas J. Hutchison III THOMAS J. HUTCHISON III Chief Executive Officer